UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2014

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Grants of Stock Appreciation Rights

On April 1, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of Farmer Mac approved grants of stock appreciation rights (“SARs”) to the following executive officers of Farmer Mac pursuant to Farmer Mac’s 2008 Omnibus Incentive Plan (the “2008 Plan”), effective as of April 2, 2014 (the “Grant Date”):

Executive Officers
Name	Number of SARs Granted
Timothy Buzby	11,790
Tom Stenson	6,600
R. Dale Lynch	5,430
Stephen Mullery	3,780

Each SAR granted represents the right to receive, upon exercise, an amount equal to the excess, if any, of the fair market value of a share of Farmer Mac’s Class C non-voting common stock (each, a “Share”) over the grant price on the applicable date of exercise. Any amount received upon exercise of SARs is payable in Shares. The grant price for the SARs listed above is $33.90 per Share, which represents the closing price of a Share on the New York Stock Exchange on the Grant Date, in accordance with a policy adopted by the Committee. These SARs will vest in three equal annual installments on each of March 31, 2015, March 31, 2016, and March 31, 2017, and their expiration date is April 2, 2024 (the “Expiration Date”), which is the tenth anniversary of the Grant Date.

For the SARs awarded on the Grant Date, upon a participant’s termination of employment for death or disability (as defined in the 2008 Plan), all unvested SARs will automatically vest and become exercisable and vested SARs will remain exercisable for one year or until the Expiration Date, whichever is earlier.

Upon a participant’s termination of employment for retirement, all unvested SARs will continue to vest as scheduled and vested SARs will remain exercisable for five years or until the Expiration Date, whichever is earlier. For these purposes, retirement is defined as the termination of employment without Cause (as defined in the 2008 Plan, in Farmer Mac’s Executive Officer Severance Plan, or in a participant’s employment agreement, as applicable) after attaining age fifty-five (55) and a combined age and years of employment at Farmer Mac of at least seventy-five (75).

Upon a participant’s termination of employment for any reason other than death, disability, retirement, or for Cause, all unvested SARs will be cancelled immediately and vested SARs will remain exercisable for one year or until the Expiration Date, whichever is earlier. Upon a participant’s termination for Cause, any unexercised SARs, whether vested or unvested, will be cancelled immediately.

The 2008 Plan was previously filed as Exhibit 10.1.2 to Farmer Mac’s Quarterly Report on Form 10-Q filed on August 12, 2008. The current form of award agreement for SARs awarded under the 2008 Plan on the Grant

Date was previously filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed on April 5, 2013. Both of those Exhibits are incorporated in this report by reference.

Grants of Restricted Stock

Also on April 1, 2014, the Committee approved grants of restricted shares of Farmer Mac’s Class C non-voting common stock (the “Restricted Stock”) to the following executive officers and directors of Farmer Mac pursuant to the 2008 Plan, effective as of the Grant Date:

Executive Officers
Name	Number of Shares of Restricted Stock Granted
	Time-Based Vesting	Performance-Based Vesting
Timothy Buzby	9,240	4,620
Tom Stenson	5,190	2,640
R. Dale Lynch	4,260	2,160
Stephen Mullery	2,970	1,500

Directors
Name	Number of Shares of Restricted Stock Granted (Time-Based Vesting)
Dennis Brack	1,475
Chester Culver	1,475
Richard Davidson	1,475
James Engebretsen	1,475
Dennis Everson	1,475
Sara Faivre-Davis	1,475
Thomas Hill	1,475
Mitchell Johnson	1,475
Lowell Junkins	1,475
Clark Maxwell	1,475
James McElroy	1,475
J. Dan Raines	1,475
Bruce Sherrick	1,475
Myles Watts	1,475
Douglas Wilhelm	1,475

The Restricted Stock listed above granted to directors will vest in full on March 31, 2015 or proportionately to the date of any director’s (i) death, (ii) disability, or (iii) involuntary removal from the Board without cause, including replacement as a director by the President of the United States.

The Restricted Stock listed above granted to executive officers as time-based vesting awards will vest in three equal annual installments on each of March 31, 2015, March 31, 2016, and March 31, 2017.

The Restricted Stock listed above granted to executive officers as performance-based vesting awards will vest on March 31, 2017, subject to attainment of the following performance targets:

(a)Fifty percent (50%) of the performance-based vesting Restricted Stock shall vest on March 31, 2017 if it is determined by the Committee that Farmer Mac maintained compliance with all applicable regulatory capital requirements between January 1, 2014 and December 31, 2016, with the Committee retaining discretion to vest 0% to 100% of this portion of the award based on the Board’s subjective measurement of Farmer Mac’s capital adequacy over that three-year period; and

(b)Fifty percent (50%) of the performance-based vesting Restricted Stock shall vest on March 31, 2017 if it is determined by the Committee that Farmer Mac achieved (i) an annual rate of net charge-offs to the average balance of outstanding guarantees, loans, and commitments less than or equal to 20 basis points for the period starting on January 1, 2014 and ending on December 31, 2016, and (ii) an average percentage of total 90-day delinquencies to guarantees, loans, and commitments of not greater than 2.5% for the period starting on January 1, 2014 and ending on December 31, 2016. For purposes of performing these calculations: (y) “net charge-offs” is defined as charge-offs to Farmer Mac’s allowance for losses net of actual recoveries plus any writedowns on real estate owned (REO) properties and any gains or losses realized upon disposition of REO properties, and (z) average balances are determined by calculating a simple average of reported balances as of the end of each calendar quarter.

Upon an executive officer’s termination of employment for any reason other than (i) death, (ii) disability, or (iii) retirement, unvested Restricted Stock will be cancelled immediately. Upon an executive officer’s death or disability, unvested Restricted Stock will vest immediately. Upon retirement, unvested Restricted Stock will continue to vest as scheduled. For these purposes, retirement has the same meaning used in the SARs award agreements described above.

The form of award agreements for Restricted Stock awarded to executive officers under the 2008 Plan on the Grant Date were previously filed as Exhibits 10.2 and 10.3 to Farmer Mac’s Current Report on Form 8-K filed on April 5, 2013. The form of award agreement for Restricted Stock awarded to directors under the 2008 Plan on the Grant Date was previously filed as Exhibit 10.3 to the Current Report on Form 8-K filed on April 6, 2012. All of those Exhibits are incorporated in this report by reference.

Awards of Cash Bonuses

On April 1, 2014, the Committee approved the payment of the following performance-based cash bonuses to Farmer Mac’s executive officers, which were calculated based on targets for Farmer Mac’s earnings, program asset volume, asset quality, and net charge-offs, as well as each individual's leadership and strategic performance, in each case for the period from January 1, 2013 through December 31, 2013, as determined by the Committee. In each case, the bonus was paid out at 141.70% of the individual's target bonus for 2013.

Name	Cash Bonus Awarded
Timothy Buzby	$566,800.00
Tom Stenson	$354,682.19
R. Dale Lynch	$181,376.00
Stephen Mullery	$152,504.63

All equity and cash compensation awarded to executive officers as described above are subject to any recoupment or “clawback” policy as may be adopted by the Board of Directors of Farmer Mac, including to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By:    /s/ Stephen P. Mullery
Name:    Stephen P. Mullery
Title:     Senior Vice President – General Counsel

Dated:    April 4, 2014